                                                                Exhibit 10.21(e)

                               EXTENSION AGREEMENT



Arch Chemicals, Inc.
501 Merritt 7
Norwalk, Connecticut 06856
Attention:  Mr. W. Paul Bush

JPMorgan Chase Bank, as Administrative Agent
under the 364-Day Credit Agreement referred to below
270 Park Avenue
New York, New York  10017


                                                                January 22, 2003
Gentlemen:

         Each undersigned Lender hereby agrees to extend, effective on January 22, 2003 (the "Extension Date"), the Maturity Date under the 364-Day Credit Agreement dated as of January 27, 1999 (as extended on January 26, 2000, January 24, 2001 and January 23, 2002 and as the same may be amended, supplemented or otherwise modified from time to time, the "364-Day Credit Agreement") among Arch Chemicals, Inc., Olin Corporation, the Lenders and agents party thereto and JPMorgan Chase Bank, as Administrative Agent for the Lenders, to January 21, 2004. Terms defined in the 364-Day Credit Agreement are used herein as therein defined.

         Each undersigned Lender hereby acknowledges that the amount of its commitment under the 364-Day Credit Agreement listed on the Commitment Schedule attached hereto as Annex A is correct as of the date hereof.

         It is acknowledged that immediately following the effectiveness of this Agreement on January 22, 2003, the 364-Day Credit Agreement is being amended to change the Maturity Date to June 21, 2003.

         This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


                [Remainder of this page intentionally left blank]

                  This Extension Agreement shall be governed by and construed in accordance with the laws of the State of New York.


                                      JPMORGAN CHASE BANK,
                                      individually and as Administrative Agent,


                                      By: /s/ Lawrence Palumbo Jr.
                                          -------------------------
                                      Name: Lawrence Palumbo Jr.
                                      Title: Vice President


                                      WACHOVIA BANK, N.A.,
                                      individually and as Documentation Agent,


                                      By:
                                          -----------------------
                                          Name:
                                          Title:


                                      BANK OF AMERICA, N.A.,
                                      individually and as Syndication Agent,


                                      By: /s/ Donald J. Chin
                                         --------------------
                                          Name: Donald J. Chin
                                          Title: Managing Director


                                      THE BANK OF NEW YORK


                                      By: /s/ Joanna S. Bellocq
                                         -----------------------
                                          Name: Joanna S. Bellocq
                                          Title: Vice President


                                      PNC BANK, NATIONAL ASSOCIATION


                                      By: /s/ Donald V. Davis
                                         ----------------------
                                          Name: Donald V. Davis
                                          Title: Vice President

                                                  ING (US) CAPITAL LLC


                                                  By:
                                                      -----------------------
                                                      Name:
                                                      Title:


                                                  By:
                                                      -----------------------
                                                      Name:
                                                      Title:


                                                  CITIZENS BANK OF MASSACHUSETTS


                                                  By: /s/ Cindy Chen
                                                      -----------------
                                                      Name: Cindy Chen
                                                      Title: Vice President


                                                  THE NORTHERN TRUST COMPANY


                                                  By: /s/ Russ Rockenbach
                                                      ----------------------
                                                      Name: Russ Rockenbach
                                                      Title: Vice President

Agreed and accepted:

ARCH CHEMICALS, INC.

By: /s/ W. Paul Bush
    ---------------------------------
    Name:  W. Paul Bush
    Title: Vice President & Treasurer

                                                                         Annex A
                                                                         -------

                              Commitment Schedule


------------------------------------------------------------------------------
|               Lender                                  |   Commitment Amount |
|                                                       |                     |
|-------------------------------------------------------|---------------------|
|-------------------------------------------------------|---------------------|
|  JPMorgan Chase Bank                                  |      $15,000,000    |
|-------------------------------------------------------|---------------------|
|-------------------------------------------------------|---------------------|
|  Bank of America, N.A.                                |      $15,000,000    |
|-------------------------------------------------------|---------------------|
|-------------------------------------------------------|---------------------|
|  The Bank of New York                                 |      $10,000,000    |
|-------------------------------------------------------|---------------------|
|-------------------------------------------------------|---------------------|
|  PNC Bank, National Association                       |      $10,000,000    |
|-------------------------------------------------------|---------------------|
|-------------------------------------------------------|---------------------|
|  Citizens Bank of Massachusetts                       |      $ 7,500,000    |
|-------------------------------------------------------|---------------------|
|-------------------------------------------------------|---------------------|
|  The Northern Trust Company                           |      $ 7,500,000    |
|-------------------------------------------------------|---------------------|